UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2015

ROI Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36068 (Commission File Number)	46-3100431 (I.R.S. Employer Identification Number)

601 Lexington Avenue, 51st Floor New York, New York (Address of principal executive offices)	10022 (Zip code)

(212) 825-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01	Regulation FD Disclosure.

On October 12, 2015, ROI Acquisition Corp. II (the “Company”) and Ascend Telecom Holdings Limited (“Ascend Holdings”) issued a press release announcing that the parties to the previously announced merger agreement (“Merger Agreement”) relating to the proposed business combination (“Business Combination”) among the Company, Ascend Holdings and Ascend Telecom Infrastructure Private Limited (“Ascend India”) have agreed to enter into an amendment to the Merger Agreement to amend certain terms specified therein. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by the Company in making presentations to certain existing and potential stockholders and warrantholders of the Company with respect to the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Press Release.
99.2	Investor Presentation.

ADDITIONAL INFORMATION ABOUT THE EXTENSION AND BUSINESS COMBINATION AND WHERE TO FIND IT

In connection with the proposed Business Combination, Ascend Holdings, a newly formed Cayman Islands holding company which, following the Business Combination, will be the indirect parent of Ascend India, filed a Registration Statement on Form F-4 (file no. 333-205872) (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) which includes the related preliminary proxy statement/prospectus, that is both the proxy statement that was distributed to holders of ROI’s common stock and public warrants in connection with the solicitation by ROI of proxies for the vote by the stockholders on the Business Combination and the vote by the warrantholders on a proposed amendment to the warrant agreement governing ROI’s outstanding warrants, as well as the prospectus covering the registration of the proposed issuance of ordinary shares to be issued in the Business Combination and pursuant to the warrant amendment proposal. The Registration Statement was declared effective on October 1, 2015. On or about October 2, 2015, ROI mailed the definitive proxy statement/prospectus to its stockholders and warrantholders, as applicable, of record as of September 18, 2015. In addition, Ascend Holdings will file a supplement to the proxy statement/prospectus in connection with the amendments to the Merger Agreement that will be mailed to ROI's stockholders and warrantholders. ROI’s stockholders and warrantholders and other interested persons are advised to read the definitive proxy statement/prospectus, and any amendments or supplements thereto, because these documents contain important information about Ascend Holdings, Ascend India, ROI, the proposed Business Combination and the proposed warrant agreement amendment. Stockholders and warrantholders, as applicable, may obtain copies of the proxy statement/prospectus and the Registration Statement without charge at the SEC's Internet site at http://www.sec.gov or by directing a request to: ROI Acquisition Corp. II, 601 Lexington Avenue, 51st Floor, New York, New York 10022, tel. (212) 825-0400, Attention: Joseph A. De Perio.

PARTICIPANTS IN THE SOLICITATION

ROI and its directors and officers may be deemed participants in the solicitation of proxies to ROI’s stockholders and warrantholders with respect to the proposed Business Combination and amendment to the warrant agreement. A list of the names of those directors and officers and a description of their interests in ROI is contained in the definitive proxy statement/prospectus for the proposed Business Combination.

FORWARD LOOKING STATEMENTS

This report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters and includes statements regarding expected future financial and operating performance. Such forward looking statements include statements with respect to financial and operating performance, strategies, prospects and other aspects of the businesses of ROI, Ascend Holdings, Ascend India and the combined company after completion of the proposed Business Combination, and are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the Business Combination; the outcome of any legal proceedings that may be instituted against ROI, Ascend Holdings, Ascend India or others following announcement of the Business Combination and transactions contemplated therein; the inability to complete the transactions contemplated by the merger agreement related to the Business Combination due to the failure to obtain approval of the stockholders of ROI or other conditions to closing in the merger agreement;  the ability to meet Nasdaq’s listing standards following the Business Combination;  the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein;  the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its management and key employees;  costs related to the proposed Business Combination; changes in applicable laws or regulations;  the possibility that Ascend India may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the Registration Statement, including those under “Risk Factors” therein, and other filings with the SEC by ROI. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and ROI, Ascend India and Ascend Holdings undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated October 13, 2015

ROI Acquisition Corp. II

By:	/s/ Joseph A. De Perio
Joseph A. De Perio Vice Chairman of the Board and President

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release.
99.2	Investor Presentation.